EXHIBIT 99.2

    Golden West Financial Releases Thirteen Month Statistical Data

    OAKLAND, Calif.--(BUSINESS WIRE)--July 20, 2004--Golden West Financial Corporation (NYSE:GDW), parent of World Savings Bank, today released statistical data for the thirteen months ended June 30, 2004.
    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $90 billion as of June 30, 2004. The Company has one of the most extensive thrift branch systems in the country, with 274 savings branches in 10 states and lending operations in 38 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        June 2003 - June 2004
                        (Dollars in millions)


                                                 2004
                                  ------------------------------------
                                    JUN      MAY      APR      MAR
                                  -------- -------- -------- --------
Total Assets                      $93,158  $90,336  $88,499  $86,605

Cash and Investments               $1,836   $1,706   $1,688   $1,372

Loans and MBS                     $89,094  $86,437  $84,664  $83,079
Adjustable Rate Mortgages and MBS $85,732  $83,278  $81,549  $79,890

Loans Originated - Month           $4,791   $3,853   $3,795   $3,839
  Percentage ARMs - Month              99%      98%      98%      98%
  Percentage Refinances - Month        69%      72%      73%      72%
Loans Originated - YTD            $21,833  $17,042  $13,189   $9,394
  Percentage ARMs - YTD                98%      98%      98%      98%
  Percentage Refinances - YTD          72%      72%      73%      72%

Total Deposits                    $48,611  $47,844  $47,353  $47,384

Total Deposit Net Activity -
 Month                               $767     $491     $(31)    $253

Total Deposit Net Activity - YTD   $1,884   $1,117     $626     $657

Federal Home Loan Bank Borrowings $28,712 $27,210 $26,214 $24,806 Other Borrowings:
   Reverse Repurchases              3,471    2,872    3,072    2,672
   Federal Funds Purchased              0        0        0        0
   Bank Notes                       1,787    2,865    2,500    2,505
   Senior Debt                      2,990    1,990    1,990    1,990
   Subordinated Notes                   0        0        0        0
                                  -------- -------- -------- --------
         Total Borrowings         $36,960  $34,937  $33,776  $31,973
                                  ======== ======== ======== ========

Yield on Loan Portfolio              4.50%    4.52%    4.55%    4.58%
Yield on Interest-Earning
 Investments                         1.35     1.04     1.05     1.05
                                  -------- -------- -------- --------
   Combined Yield on Interest-
    Earning Assets                   4.46%    4.47%    4.51%    4.55%

Cost of Deposits                     1.88%    1.85%    1.85%    1.85%
Cost of Federal Home Loan Bank
 Borrowings                          1.35     1.24     1.22     1.23
Cost of Other Borrowings             1.73     1.61     1.61     1.64
                                  -------- -------- -------- --------
   Combined Cost of Funds            1.69%    1.63%    1.62%    1.63%
                                  -------- -------- -------- --------

Net Interest Rate Spread (Primary
 Spread)                             2.77%    2.84%    2.89%    2.92%
                                  ======== ======== ======== ========

Loans Sold                            $79      $81      $64      $51

Loan and MBS Repayments and
 Payoffs - Month                   $2,308   $2,090   $2,099   $1,949
As a % of Prior Month Loan
 Balances (Annualized)              32.18%   29.62%   30.32%   28.87%

Nonperforming Assets and Troubled
 Debt
   Restructured as a % of Total
    Assets                            .41%     .44%     .45%     .48%






                                                  2004         2003
                                            ----------------- --------
                                              FEB      JAN      DEC
                                            -------- -------- --------
Total Assets                                $84,945  $82,910  $82,550

Cash and Investments                         $1,839   $1,216   $2,140

Loans and MBS                               $81,003  $79,600  $78,311
Adjustable Rate Mortgages and MBS           $78,042  $76,769  $75,239

Loans Originated - Month                     $2,690   $2,865   $3,761
  Percentage ARMs - Month                        98%      98%      98%
  Percentage Refinances - Month                  74%      71%      71%
Loans Originated - YTD                       $5,555   $2,865  $35,985
  Percentage ARMs - YTD                          98%      98%      94%
  Percentage Refinances - YTD                    72%      71%      70%

Total Deposits                              $47,131  $46,875  $46,727

Total Deposit Net Activity - Month             $256     $148     $238

Total Deposit Net Activity - YTD               $404     $148   $5,688

Federal Home Loan Bank Borrowings           $24,110  $22,008  $22,000
Other Borrowings:
   Reverse Repurchases                        1,971    2,571    3,021
   Federal Funds Purchased                        0        0        0
   Bank Notes                                 3,509    3,413    3,016
   Senior Debt                                  992      991      991
   Subordinated Notes                             0        0        0
                                            -------- -------- --------
         Total Borrowings                   $30,582  $28,983  $29,028
                                            ======== ======== ========

Yield on Loan Portfolio                        4.61%    4.60%    4.61%
Yield on Interest-Earning Investments          1.05     1.04      .93
                                            -------- -------- --------
   Combined Yield on Interest-Earning
    Assets                                     4.56%    4.57%    4.54%

Cost of Deposits                               1.85%    1.85%    1.85%
Cost of Federal Home Loan Bank Borrowings      1.25     1.28     1.28
Cost of Other Borrowings                       1.68     1.66     1.66
                                            -------- -------- --------
   Combined Cost of Funds                      1.65%    1.67%    1.67%
                                            -------- -------- --------

Net Interest Rate Spread (Primary Spread)      2.91%    2.90%    2.87%
                                            ======== ======== ========

Loans Sold                                      $31      $50     $113

Loan and MBS Repayments and Payoffs - Month  $1,401   $1,323   $1,717
As a % of Prior Month Loan Balances
 (Annualized)                                 21.13%   20.28%   27.02%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets          .52%     .52%     .51%




          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        June 2003 - June 2004
                        (Dollars in millions)


                                                      2003
                                           ---------------------------
                                             NOV      OCT      SEP
                                           -------- -------- --------
Total Assets                               $79,661  $77,748  $76,158

Cash and Investments                        $1,285   $1,045   $1,169

Loans and MBS                              $76,272  $74,645  $72,949
Adjustable Rate Mortgages and MBS          $73,222  $71,521  $69,528

Loans Originated - Month                    $3,276   $3,869   $3,698
  Percentage ARMs - Month                       98%      98%      97%
  Percentage Refinances - Month                 70%      69%      67%
Loans Originated - YTD                     $32,224  $28,948  $25,079
  Percentage ARMs - YTD                         93%      92%      92%
  Percentage Refinances - YTD                   70%      70%      71%

Total Deposits                             $46,489  $46,434  $46,145

Total Deposit Net Activity - Month             $55     $289     $384

Total Deposit Net Activity - YTD            $5,450   $5,395   $5,106

Federal Home Loan Bank Borrowings          $20,689  $20,190  $19,690
Other Borrowings:
   Reverse Repurchases                       2,572    1,372      722
   Federal Funds Purchased                       0      100      300
   Bank Notes                                1,971    1,837    1,490
   Senior Debt                                 991      991      991
   Subordinated Notes                            0        0      200
                                           -------- -------- --------
         Total Borrowings                  $26,223  $24,490  $23,393
                                           ======== ======== ========

Yield on Loan Portfolio                       4.64%    4.68%    4.73%
Yield on Interest-Earning Investments         1.03     1.04     1.10
                                           -------- -------- --------
   Combined Yield on Interest-Earning
    Assets                                    4.61%    4.65%    4.70%

Cost of Deposits                              1.86%    1.87%    1.95%
Cost of Federal Home Loan Bank Borrowings     1.28     1.28     1.27
Cost of Other Borrowings                      1.80     1.97     2.38
                                           -------- -------- --------
   Combined Cost of Funds                     1.69%    1.71%    1.78%
                                           -------- -------- --------

Net Interest Rate Spread (Primary Spread)     2.92%    2.94%    2.92%
                                           ======== ======== ========

Loans Sold                                     $83     $205     $231

Loan and MBS Repayments and Payoffs -
 Month                                      $1,543   $1,845   $1,918
As a % of Prior Month Loan Balances
 (Annualized)                                24.81%   30.35%   32.30%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets         .52%     .54%     .56%





                                                      2003
                                            --------------------------
                                              AUG      JUL      JUN
                                            -------- -------- --------
Total Assets                                $75,028  $73,395  $72,198

Cash and Investments                         $1,693   $1,365     $873

Loans and MBS                               $71,270  $70,038  $69,295
Adjustable Rate Mortgages and MBS           $67,843  $66,868  $66,078

Loans Originated - Month                     $3,237   $3,157   $2,786
  Percentage ARMs - Month                        92%      90%      92%
  Percentage Refinances - Month                  71%      71%      70%
Loans Originated - YTD                      $21,381  $18,144  $14,987
  Percentage ARMs - YTD                          91%      91%      91%
  Percentage Refinances - YTD                    71%      71%      71%

Total Deposits                              $45,761  $44,968  $44,386

Total Deposit Net Activity - Month             $793     $582     $303

Total Deposit Net Activity - YTD             $4,722   $3,929   $3,347

Federal Home Loan Bank Borrowings           $19,131  $18,923  $19,927
Other Borrowings:
   Reverse Repurchases                          623      723       21
   Federal Funds Purchased                        0        0      265
   Bank Notes                                 1,590    1,090      100
   Senior Debt                                  991      991      990
   Subordinated Notes                           200      200      200
                                            -------- -------- --------
         Total Borrowings                   $22,535  $21,927  $21,503
                                            ======== ======== ========

Yield on Loan Portfolio                        4.80%    4.86%    4.92%
Yield on Interest-Earning Investments          1.03     1.06     1.27
                                            -------- -------- --------
   Combined Yield on Interest-Earning
    Assets                                     4.74%    4.81%    4.90%

Cost of Deposits                               2.03%    2.06%    2.12%
Cost of Federal Home Loan Bank Borrowings      1.29     1.32     1.37
Cost of Other Borrowings                       2.49     2.67     4.17
                                            -------- -------- --------
   Combined Cost of Funds                      1.84%    1.88%    1.94%
                                            -------- -------- --------

Net Interest Rate Spread (Primary Spread)      2.90%    2.93%    2.96%
                                            ======== ======== ========

Loans Sold                                     $431     $456     $336

Loan and MBS Repayments and Payoffs - Month  $1,920   $1,949   $1,728
As a % of Prior Month Loan Balances
 (Annualized)                                 32.90%   33.75%   30.28%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets          .57%     .60%     .62%


    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614